UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 30, 2014 (September 24, 2014)

SMTC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road
Markham, Ontario, Canada L3R 4N6
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 24, 2014, SMTC Corporation and certain of its subsidiaries entered into the Seventh Amendment (the “Seventh Amendment”) to its Revolving Credit and Security Agreement, dated as of September 14, 2011 (as subsequently amended the “Loan Agreement”) among SMTC Corporation, SMTC Manufacturing Corporation of California, SMTC Mex Holdings Inc., ZF Array Technology, Incorporated, and HTM Holdings, Inc., as US Borrowers, and SMTC Manufacturing Corporation of Canada, as Canadian Borrower (and with the US Borrowers, collectively, the “Borrowers”), with PNC Bank, National Association, as Lender and as Agent, and PNC Bank Canada Branch, as Canadian Lender.

The Seventh Amendment extends the term of the revolving credit facility to January 2, 2018, reduces the applicable interest rate by 50 basis points and provides for a further potential reduction in interest rates, depending on the Borrowers’ consolidated fixed charge coverage ratio. The Seventh Amendment, in addition to other changes, amends the financial covenant imposing a minimum fixed charge coverage ratio and removes the Canadian Lender as a lender under the Loan Agreement.

The foregoing description of the Seventh Amendment is qualified in its entirety by reference to the full text of the Seventh Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03(a) as if fully set forth herein.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number

10.1  Seventh Amendment dated as of September 24, 2014 to Revolving Credit and Security Agreement dated September 14, 2011 between PNC Bank, National Association, PNC Bank Canada Branch, SMTC Corporation, SMCT Manufacturing Corporation of California, SMTC Manufacturing Corporation of Canada, SMTC Mex Holdings Inc., ZF Array Technology, Incorporated and HTM Holdings Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2014	SMTC CORPORATION By: /s/ Sushil Dhiman Name: Sushil Dhiman Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Seventh Amendment dated as of September 24, 2014 to Revolving Credit and Security Agreement dated September 14, 2011 between PNC Bank, National Association, PNC Bank Canada Branch, SMTC Corporation, SMCT Manufacturing Corporation of California, SMTC Manufacturing Corporation of Canada, SMTC Mex Holdings Inc., ZF Array Technology, Incorporated and HTM Holdings Inc.